Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Quarterly Report of Corning Natural Gas Corporation (the "Company") on Form 10-Q for the period ending June 30, 2008 (the "Report") with the Securities and Exchange Commission, I, Michael German, Chief Executive Officer and President of the Company and I, Firouzeh Sarhangi, Chief Financial Officer and Treasurer of the Company, certify pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Company for such period.

Dated: August 14, 2008

/s/ MICHAEL GERMAN

Michael German, Chief Executive Officer and President

/s/ FIROUZEH SARHANGI

Firouzeh Sarhangi, Chief Financial Officer and Treasurer